UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item      1.01.       Entry into a Material Definitive Agreement

On March 4, 2020, certain subsidiaries of Xenia Hotels & Resorts, Inc., a Maryland corporation (collectively, the “Company”), and certain subsidiaries of a joint venture between affiliates of King & Phillip Investments Pte Ltd, iProsperity Group, and SoilBuild Group Holdings Ltd. (collectively, the “Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the applicable subsidiaries of the Company have agreed to sell to Buyer (the “Sale”) the Company’s seven Kimpton hotel assets, which includes Kimpton Canary Hotel Santa Barbara, Kimpton Hotel Monaco Chicago, Kimpton Hotel Monaco Denver, Kimpton Hotel Monaco Salt Lake City, Kimpton Hotel Palomar Philadelphia, Kimpton Lorien Hotel & Spa and Kimpton RiverPlace Hotel (collectively, the “Portfolio”) in an all-cash transaction valued at approximately $483 million (subject to customary adjustments), inclusive of $6 million of cash in existing FF&E reserve accounts. In connection with entering into the Purchase Agreement, a $20 million at-risk deposit was placed in escrow by Buyer. The board of directors of the Company has approved the execution, delivery and performance of the Purchase Agreement, the Sale and the other transactions contemplated by the Purchase Agreement.

The Sale is expected to be consummated within 60 days after March 4, 2020, subject to extension, depending on the time at which certain closing conditions are satisfied, or acceleration if the parties determine to close the Sale on an earlier date. Buyer may also elect to extend the closing date by an additional 30 days upon providing the Company with proper notice and depositing an additional amount of $5 million in cash escrow. The completion of the Sale is subject to customary closing conditions. The purchase price will be adjusted for customary prorations.

The Purchase Agreement contains representations, warranties, covenants and agreements among the parties that are customary for an arm’s length acquisition agreement, including, without limitation, requirements for the ordinary course of operation of the hotels included in the Portfolio by the Company's subsidiaries prior to the closing, exercise of reasonable efforts by the Company and Buyer to obtain certain third party consents, adherence by the parties to covenants of confidentiality regarding the transaction, and agreements of limited reciprocal indemnification. In addition, the representations, warranties, covenants and agreements are qualified by and subject to exceptions and other limitations contained in the Purchase Agreement and the schedules thereto. The representations and warranties in the Purchase Agreement are the product of negotiation among the parties to the Purchase Agreement and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties or breaches of covenants are subject to waiver by the parties in accordance with the Purchase Agreement.

The Purchase Agreement contains limited termination rights for the parties thereto, including, among other bases for termination, if the closing is not consummated on or before May 4, 2020, or June 2, 2020 if properly extended by Buyer (so long as the party electing to terminate the Purchase Agreement at such time is not in breach of the Purchase Agreement).

The Purchase Agreement also contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties, covenants and agreements, and certain other designated matters, subject to customary limitations and related provisions.

Item      7.01.       Regulation FD Disclosure

On March 4, 2020, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” references to "outlook" and "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among others, statements about our plans, strategies, prospects, the anticipated cash proceeds from the Sale, the anticipated timing of the closing of the Sale or future events. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the satisfaction of closing conditions, purchase price adjustments in accordance with the terms of the Purchase Agreement, indemnification obligations, and the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Item    9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated March 4, 2020 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: March 4, 2020	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President, General Counsel and Secretary